Loan No. 84-5100034

ENVIRONMENTAL  INDEMNITY  AGREEMENT

THIS ENVIRONMENT AL INDEMNITY AGREEMENT (this "Agreement") made as of December 30, 2014 by HARTMAN ENERGY LLC, a Delaware limited  liability  company, having an address or office at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Borrower"), and HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation, having an address or office at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Guarantor"; together with Borrower, individually and collectively, jointly and severally,  "Indemnitor"),  in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL    I   INC.,    COMMERCIAL    MORTGAGE    PASS-THROUGH    CERTIFICATES,

SERIES 2011-C3, having an address at c/o Wells  Fargo  Bank,  National  Association, Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, California 94612 ("Indemnitee") and other Indemnified Parties (defined below).

RECITALS

A.

Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company ("Original Indemnitee"), made a loan (the "Loan") to BRI 1841 Energy Plaza, LLC, a Delaware   limited   liability   company   ("Original    Borrower"),   in   the   principal   amount   of

$10,900,000.00 pursuant to a Loan Agreement dated May 20, 2011 between Original Borrower and Original Indemnitee (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

B.

Original Borrower has sold and conveyed the Property to Borrower, or is about to sell and convey the Property to Borrower (the "Transfer"), and both parties desire to obtain from Indemnitee, the current holder of the Note, a waiver of any right Indemnitee may have under the Loan Documents to accelerate the maturity date of the Note by virtue of such conveyance.

C.

Subject to the terms and conditions of the Assumption Agreement entered into by Indemnitor, Indemnitee and others of even date herewith, Indemnitee is willing  to waive any right of acceleration of the maturity date of the Note upon assumption by Borrower of all obligations of Original Borrower under the Note, the Loan Agreement and the other Loan Documents  (the "Assumption").

D.

Indemnitee is unwilling to consent to the Transfer and the Assumption unless Indemnitor agrees to provide the indemnification, representations,  warranties,  covenants  and other matters described in this Agreement for the benefit of the Indemnified Parties.

E.

Indemnitor is entering into this Agreement to induce Indemnitee to consent to the Transfer and the Assumption.

ENVIRONMENT AL INDEMNITY  AGREEMENT -  Page  I

AGREEMENT

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of the Indemnified Parties as follows:

1.

Environmental  Representations  and Warranties.   Except as otherwise disclosed by that  certain  Phase  I  environmental  report  (or  Phase  II  environmental  report,  if  required)  in respect of the Property delivered to Original Indemnitee by Original Borrower (referred to below as  the   "Environmental    Report"),   a  copy   of  which   has  been  provided   to   Indemnitee and Indemnitor, (a) to the best of Indemnitor's knowledge, after due inquiry and investigation, there are no Hazardous  Substances (defined below) or underground  storage tanks  in, on, or under the Property, except  those  that  are both  (i) in compliance  with  all  Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Report; (b) to the best of  Indemnitor's knowledge, after due inquiry and investigation, there are no past, present or  threatened  Releases  (defined  below)  of Hazardous  Substances in, on, under or from the  Property which have not been fully remediated in accordance  with  Environmental  Law;  (c) to  the  best  of  Indemnitor's  knowledge,  after  due inquiry and investigation, there is no threat of any Release of Hazardous Substances migrating to the Property; (d) to the best oflndemnitor's knowledge, after due inquiry and investigation, there is no past or present non-compliance  with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property  which has not been fully remediated in accordance with Environmental Law; (e) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any  Person  (including but  not  limited  to a governmental entity)  relating  to  Hazardous  Substances  or Remediation (defined below) thereof, of possible liability of any Person pursuant to any  Environmental Law,  other environmental  conditions  in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with  any  of  the  foregoing;  (f)  Indemnitor  has  truthfully   and  fully  provided  to Indemnitee,  in writing,  any  and all information relating to conditions in, on, under or from the Property that is known to  Indemnitor and that is contained in files and records of Indemnitor, including but not limited to  any reports relating to Hazardous Substances in, on, under or from the Property and/or to  the   environmental  condition  of  the  Property;  (g)  to  the   best   of Indemnitor's knowledge,  after  due inquiry and investigation, the Property  currently displays no evidence  of water  infiltration  or water damage; (h) there are no prior or current complaints by tenants at the Property  regarding water  infiltration  or water  damage or  leaks  or  odors related thereto; and (i) to the  best of Indemnitor's knowledge, after due inquiry and investigation, the Property currently displays no conspicuous evidence of the growth of Microbial Matter.

2.

Environmental Covenants. Indemnitor covenants and agrees that: (a) all uses and operations on or of the Property, whether by Indemnitor or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property in violation of Environmental Laws; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing; (d) Indemnitor shall keep the Property free and clear of all liens and other encumbrances imposed pursuant  to  any Environmental Law, whether due to any act or omission of Indemnitor  or any other Person (the

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"Environmental Liens"); (e) Indemnitor shall, at its sole  cost  and  expense,  fully  and expeditiously cooperate in all activities pursuant to Paragraph 3 of this Agreement, including but not limited to providing all relevant  information  and making  knowledgeable  Persons  available for interviews; (f) Indemnitor shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Indemnitee (including but not limited to sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate Remediation of any such Hazardous Substance or condition in violation of applicable Environmental Laws (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any applicable Environmental Law; (iii) comply with any directive from any applicable governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Indemnitor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, provided, however, no default by Indemnitor shall arise under this Agreement as a result of any Property tenant's or other Property user's acts if Indemnitor immediately notifies Indemnitee of such actions and diligently works to correct  any  loss  or damage   to   the   Property   as   a   result   therefrom   in   a  manner   acceptable   to   Indemnitee;

(i) Indemnitor shall immediately notify Indemnitee in writing of (A) any presence in violation of any applicable Environmental Law or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property;  (C)  any  actual  or  potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions required by any Governmental Authority relating to the Property; and (E) any written or oral notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to  any Environmental Law, other environmental conditions in connection with  the  Property,  or  any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement; and (j) Indemnitor shall comply with any and all applicable local, state or federal laws, legislation, guidelines or statutes at any time in effect with respect to Microbial Matter. Notwithstanding anything contained herein or in the Loan Agreement, it shall not be a default, event of default or Event of Default under this Agreement or any other Loan Document in the event of the failure to perform any of the covenants or agreements contained in this Agreement so long as Indemnitor shall cure such failure within 30 days of the date of receipt of written notice from Indemnitee of such failure (provided if such failure is not subject to cure within such 30-day period then such 30-day period shall be extended for so long as may be reasonably necessary to cure same provided that Indemnitor shall  have  commenced  to  cure within such 30-day period and shall thereafter diligently and expeditiously pursue such cure to completion).

3.

Indemnified  Rights/Cooperation  and Access.  In the event the Indemnified  Parties reasonably believe that an environmental hazard exists on the Property that does not, in the sole discretion of the Indemnified Parties, endanger any tenants or other occupants of the Property or their guests or the general public or materially and adversely affects the value of the Property, upon reasonable notice from the Indemnitee, Indemnitor shall, at Indemnitor's  expense, promptly cause an  engineer  or  consultant  satisfactory  to  the  Indemnified  Parties   to conduct  any environmental  assessment or audit (the scope of which shall be determined  in the sole and absolute discretion of the Indemnified Parties) and take any samples of soil,  groundwater or other water, air, or building materials or any other invasive testing requested by Indemnitee and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to the Indemnified Parties within a reasonable period or if the Indemnified Parties have reason to believe that an environmental  hazard exists on the Property that, in the sole judgment of the Indemnified Parties, endangers  any tenant or other occupant of the Property or their guests or the general public or may  materially and adversely affect the value of the Property, upon reasonable notice to Indemnitor,  the Indemnified Parties and any other Person designated by the Indemnified Parties, including  but not limited to any receiver, any representative of a governmental entity, and any  environmental consultant, shall have the right, but not the obligation, to enter upon the Property  at all reasonable times (subject to the rights of tenants) to assess any and all aspects of the  environmental condition of the Property and its use, including but not limited to conducting  any environmental assessment or audit (the scope of which shall be determined in  the  sole  and  absolute  discretion  of the Indemnified Parties) and taking samples of soil, groundwater  or other water, air, or building materials, and reasonably conducting other invasive testing.  Indemnitor shall cooperate with and provide the Indemnified Parties and any such Person designated by the Indemnified Parties with access to the Property.

4.

INDEMNIFICATION. INDEMNITOR COVENANTS AND AGREES, AT ITS SOLE COST AND EXPENSE, TO PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL LOSSES (DEFINED BELOW)  IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING: (A) ANY PRESENCE OF ANY HAZARDOUS SUBSTANCES IN, ON, ABOVE, OR UNDER THE PROPERTY; (B) ANY PAST, PRESENT OR THREATENED RELEASE OF HAZARDOUS SUBSTANCES IN, ON, ABOVE, UNDER OR FROM THE PROPERTY; (C) ANY ACTIVITY BY INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN CONNECTION WITH ANY ACTUAL, PROPOSED OR THREATENED USE, TREATMENT, STORAGE, HOLDING, EXISTENCE, DISPOSITION OR OTHER RELEASE, GENERATION, PRODUCTION, MANUFACTURING, PROCESSING, REF'INING, CONTROL, MANAGEMENT, ABATEMENT, REMOVAL, HANDLING, TRANSFER OR TRANSPORTATION TO OR FROM THE PROPERTY OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED IN, UNDER, ON OR ABOVE THE PROPERTY; (D) ANY ACTIVITY BY INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN CONNECTION  WITH  ANY  ACTUAL  OR  PROPOSED  REMEDIATION  OF  ANY

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HAZARDOUS SUBSTANCES AT ANY TIME LOCATED IN, UNDER, ON OR ABOVE THE PROPERTY, WHETHER OR NOT SUCH REMEDIATION IS VOLUNTARY OR PURSUANT TO COURT OR ADMINISTRATIVE ORDER, INCLUDING BUT NOT LIMITED TO ANY REMOVAL, REMEDIAL OR CORRECTIVE ACTION; (E) ANY PAST, PRESENT OR THREATENED NON-COMPLIANCE OR VIOLATIONS OF ANY ENVIRONMENTAL LAWS (OR PERMITS ISSUED PURSUANT TO ANY ENVIRONMENTAL LAW) IN CONNECTION WITH .THE PROPERTY OR OPERATIONS THEREON, INCLUDING BUT NOT LIMITED TO ANY FAILURE BY INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY TO COMPLY WITH ANY ORDER OF ANY GOVERNMENTAL AUTHORITY IN CONNECTION WITH ANY ENVIRONMENTAL LAWS; (F) THE IMPOSITION, RECORDING OR FILING OR THE THREATENED IMPOSITION, RECORDING OR FILING  OF ANY ENVIRONMENTAL LIEN ENCUMBERING THE PROPERTY; (G) ANY ADMINISTRATIVE PROCESSES OR PROCEEDINGS OR JUDICIAL PROCEEDINGS IN ANY WAY CONNECTED WITH ANY MATTER ADDRESSED IN THIS AGREEMENT; (H) ANY PAST, PRESENT OR THREATENED INJURY TO, DESTRUCTION OF OR LOSS OF NATURAL RESOURCES IN ANY WAY CONNECTED WITH THE PROPERTY, INCLUDING BUT NOT LIMITED TO COSTS TO INVESTIGATE AND ASSESS SUCH INJURY, DESTRUCTION OR LOSS; (I) ANY ACTS OF INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN ARRANGING FOR DISPOSAL OR TREATMENT, OR ARRANGING WITH A TRANSPORTER FOR TRANSPORT FOR DISPOSAL OR TREATMENT, OF HAZARDOUS SUBSTANCES RELATING TO THE PROPERTY AT ANY FACILITY OR INCINERATION VESSEL CONTAINING SUCH OR SIMILAR HAZARDOUS SUBSTANCES; (J) ANY ACTS OF INDEMNITOR, ANY PERSON AFFILIATED WITH ANY INDEMNITOR, AND ANY TENANT OR OTHER USER  OF THE PROPERTY IN ACCEPTING ANY HAZARDOUS SUBSTANCES TO OR FROM THE PROPERTY FOR TRANSPORT TO DISPOSAL OR TREATMENT FACILITIES, INCINERATION VESSELS OR SITES FROM WHICH THERE IS A RELEASE, OR A THREATENED RELEASE  OF ANY HAZARDOUS SUBSTANCE WHICH CAUSES THE INCURRENCE OF COSTS FOR REMEDIATION; (K) ANY PERSONAL INJURY, WRONGFUL DEATH, OR PROPERTY OR OTHER DAMAGE ARISING UNDER ANY STATUTORY OR COMMON LAW OR TORT LAW THEORY, INCLUDING BUT NOT LIMITED TO DAMAGES ASSESSED FOR PRIVATE OR PUBLIC NUISANCE OR FOR THE CONDUCTING OF AN ABNORMALLY DANGEROUS ACTIVITY ON OR NEAR THE PROPERTY; AND (L) ANY MISREPRESENTATION OR  INACCURACY IN ANY REPRESENTATION OR WARRANTY IN THIS AGREEMENT OR MATERIAL BREACH OR FAILURE TO PERFORM ANY COVENANTS OR OTHER OBLIGATIONS PURSUANT TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE MORTGAGE.

5.

Duty to Defend and  Attorneys  and  Other  Fees  and  Expenses.  Upon  written request  by  any  Indemnified  Party,  Indemnitor  shall  defend  same  (if  requested   by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other  professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any  Indemnified Parties

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may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, providing that no compromise or settlement shall be entered without Indemnitor's consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

6.

Definitions.

As used  m this Agreement,  the following terms  shall have the following meanings:

(a)

The term "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of other actual or threatened danger to human health or the environment.

(b)

The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

(c)

The term "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes ordinances, rules, regulations and the like, as well as common law: conditioning transfer  of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

(d)

The term "Hazardous Substances" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or

(a)

future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to Microbial Matter, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

(e)

The term "Indemnified Parties" includes Indemnitee, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved with the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors (defined below) or prospective Investors in the Securities (defined below), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion oflndemnitee's assets and business).

(f) The term "Legal Action" means any claim, suit or proceeding, whether administrative or judicial in nature.

(g)

The term "Losses" includes any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, attorneys' fees, engineers' fees, environmental consultants' fees, and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

(h)

The term "Microbial Matter" means fungi or bacterial matter which reproduces through the release of spores or the  splitting of cells, including, but not limited to, mold, mildew, and viruses, whether or not such Microbial Matter is living.

(i)

The term "Release" with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

(g)

(j) The term "Remediation" includes but is  not  limited  to  any  response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study,  monitoring, assessment, audit, sampling and testing, laboratory  or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to herein.

7.

Unimpaired Liability.  The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Mortgage or any other Loan Document to or with Indemnitee by Indemnitor or any Person who succeeds Indemnitor or any Person as owner of the Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, (ii) unless a substitute indemnitor acceptable to Indemnitee has agreed in a writing acceptable to Indemnitee to be bound by the terms of this Agreement, any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Note, the Loan Agreement, the Mortgage, or any of the other Loan Documents limiting Indemnitee's recourse to the Property or to any other security for the Note, or limiting Indemnitee's rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other Person from performance or  observance of any of the agreements, covenants, terms or condition contained in any of  the other Loan Documents by operation of law, Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Indemnitee's failure to record the Mortgage or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

8.

Enforcement. Indemnified Parties may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Loan Agreement, the Mortgage, or any other Loan Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any power of sale under, the Mortgage, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of Indemnitor pursuant to the Loan, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the debt of Indemnitor pursuant to the Loan, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred pursuant to and as defined in the Mortgage or the Loan Agreement for Indemnified Parties to exercise their rights pursuant to this Agreement.  Notwithstanding any provision of the Loan Agreement, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Loan Agreement; Indemnitor is fully and personally liable for such obligations,

7.

and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

9.

Survival.  The obligations and liabilities of Indemnitor under this Agreement shall fully  survive  indefinitely  notwithstanding  any termination,  satisfaction,  assignment,  entry  of a judgment  of  foreclosure,  exercise  of  any  power  of  sale,  or  delivery  of  a  deed  in  lieu_ o_f _ __ foreclosure of the Mortgage.

10.

Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within five (5) days of such demand therefor, shall bear interest at the Default Rate.

11.

Waivers.

(a)

Indemnitor hereby waives (i) any right or claim of right to cause a marshaling of Indemnitor's assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for  hereunder  shall  neither  be  contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties;

(iii) the right to assert a counterclaim, other than a   mandatory  or  compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other Indemnified Parties;  (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment  or failure to perform  or observe, or other proof,  or notice or demand; and

(vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights  of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

(b) INDEMNITOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR  THE  LOAN EVIDENCED BY THE NOTE, THE MORTGAGE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED  PARTIES  IN CONNECTION THEREWITH.

12.

Subrogation. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment  or  compensation  from  such  Persons  responsible  for the  presence  of  any  Hazardous

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Substances at, in, on, under or near the Property or otherwise obligated by law to bear the cost. Indemnified Parties shall be and hereby are subrogated to all of Indemnitor's rights  now  or hereafter in such claims.

13.

warrants that:

Indemnitor's

Representations

and    Warranties.

Indemnitor

represents

and

(a)

it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite action has been taken by Indemnitor to make this Agreement valid and  binding  upon Indemnitor, enforceable in accordance with its terms;

(b)

its execution of, and compliance with, this Agreement is in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, or other governing instrument of lndemnitor or result in the breach of any term or provision of, or conflict  with  or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment  or decree to which Indemnitor or the Property is subject;

(c)

to the best of Indemnitor's knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

(d)

it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

to the best of Indemnitor's knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

(f)

this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.

14.

No  Waiver.  No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

15.

Notice  of Legal Actions.  Each party hereto shall, within five (5) business days of receipt thereof, give written notice to the other party hereto of (i) any written notice, advice or

ENVIRONMENTAL  INDEMNITY  AGREEMENT  -  Page  I 0

other communication from any governmental entity or any source whatsoever with respect to Hazardous Substances on, from or affecting the Property in violation of Environmental Laws, and (ii) any legal action brought against such party or related to the Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 19 hereof.

16.

Examination of  Books  and  Records.  Indemnified Parties and their  accountants shall have the right to examine the records, books, management and other papers of Indemnitor which reflect upon its financial condition, at the Property or at the office regularly maintained by Indemnitor where the books and records are located. Indemnified Parties and  their accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and  upon  reasonable  notice,  Indemnified   Parties and their accountants shall have the right to examine and audit the books and  records of Indemnitor pertaining to the income, expenses and operation of the Property  during reasonable business hours at the office of Indemnitor where the books and records are located.

17.

Transfer of Loan.

(a)

Indemnitee may, at any time, sell, transfer or assign the Note, the Loan Agreement, the Mortgage, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Indemnitee may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating  agency rating such Securities (the foregoing entities hereinafter collectively referred to as the "Investor") and each prospective Investor, all documents and information which Indemnitee now has or may hereafter acquire relating to Indemnitor and the Property, whether furnished by Indemnitor, any guarantor or otherwise, as Indemnitee determines necessary or desirable. Indemnitor and any guarantor agree to cooperate with Indemnitee in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with the Loan Agreement and such other documents as may be reasonably requested by Indemnitee. lndemnitor shall also furnish, and Indemnitor and any guarantor hereby consent to Indemnitee furnishing to such Investors or such prospective Investors, any and all information concerning the financial condition of the Indemnitor and any guarantor and any and all information concerning the Property and the Leases as may be requested by Indemnitee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.

(b)

Upon any transfer or proposed transfer contemplated above and by Section 9.1 of the Loan Agreement, at Indemnitee's request, Indemnitor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Indemnitee, such Investor or prospective Investor may require.

18.

Taxes. lndemnitor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it.

17.

Indemnitor has no knowledge of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

19.

Notices. All notices or other written communications hereunder shall be made in accordance with Section  11.6 of the Loan Agreement.

20.

Duplicate   Originals;   Counterparts.    This  Agreement  may  be  executed  in  any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.  The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not  relieve the other signatories from their obligations hereunder.

21.

No   Oral   Change.    This  Agreement,  and  any  prov1s10ns  hereof,  may  not  be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party, but only by an agreement  in writing signed by the party against whom enforcement of any modification, amendment,  waiver, extension, change, discharge or termination is sought.

22.

Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to  be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

23.

Number   and  Gender/Successors   and  Assigns.   All pronouns  and any  variations thereof shall be deemed  to refer  to the masculine,  feminine,  neuter,  singular  or  plural  as the identity of the Person or Persons referred to may require. Without limiting the  effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to each and every Person comprising an Indemnitor from time to time, as the  sense of a particular provision may require, and to include the heirs, executors, administrators,  legal representatives, successors  and  assigns  of Indemnitor,  all  of whom  shall be  bound  by  the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned  except with the written consent of Indemnitee. Each reference herein to Indemnitee shall be  deemed to include its successors and assigns. This Agreement shall inure to the benefit of  Indemnified  Parties and their respective successors and assigns forever.

24.

Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

25.

Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Mortgage, the Loan Agreement or the other Loan Documents or would otherwise have at law or in equity.

26.

Inapplicable Provisions. If any term, condition or covenant  of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

20.

27.

Governing Law.

(a)

THIS AGREEMENT WAS NEGOTIATED IN THE STATE  OF NEW YORK, AND MADE BY INDEMNITOR AND ACCEPTED  BY INDEMNITEE IN THE STATE OF NEW YORK,  AND  THE  PROCEEDS  OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND  IN  ALL  RESPECTS, INCLUDING, WITHOUT LIMITING THE  GENERALITY  OF  THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT INDEMNITEE'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW  YORK GENERAL OBLIGATIONS LAW, AND INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND INDEMNITOR HEREBY  IRREVOCABLY  SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:

C T Corporation System 111 Eighth Avenue

New York, New York  10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE  OF SAID SERVICE MAILED  OR DELIVERED  TO INDEMNITOR  IN

THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO INDEMNITEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE  DESIGNATED  AS THE   PERSON   AND   ADDRESS   FOR   SERVICE    OF    PROCESS),    AND (Ill) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK ORIS DISSOLVED WITHOUT  LEAVING A SUCCESSOR.

28.

Miscellaneous.

(a)

Wherever pursuant to this Agreement (i) Indemnitee exercises any right given to it approve or disapprove, (ii) any arrangement or term is to be satisfactory to Indemnitee, or (iii) any other decision or determination is to be made by Indemnitee, the decision of Indemnitee to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Indemnitee, shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)

Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Indemnitee, whether retained firms, the reimbursements for the expenses of the in-house staff or otherwise.

(c)

Joint   and   Several   Liability.    If Indemnitor  consists  of  more  than  one person or party, the obligations  and liabilities  of each such person  or party  hereunder shall be joint and several.

29.

State Specific Provisions.

(a)

In the event of any inconsistencies between the terms and conditions of this Section 29 and the other  terms and conditions of this Agreement, the terms and conditions of Section 29 shall control and be binding.

(b)

Environmental    Law.     The   term   "Environmental    Law"   as   defined   in Section 6 above also includes Remedy  Standard A 30 TEX. ADMIN.  CODE,  Chapter 350.

(c)

SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN  CIRCUMSTANCES,  COULD  INCLUDE AN INDEMNIFICATION BY INDEMNITOR OF INDEMNITEE FROM CLAIMS OR LOSSES ARISING AS  A  RESULT  OF  INDEMNITEE'S  OWN NEGLIGENCE.

(a)

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IN  WITNESS  WHEREOF,  this  Agreement  has  been  executed  by  Indemnitor  and  is effective as of the day and year first above written.

INDEMNITOR:

HARTMAN ENERGY LLC, a Delaware limited liability company

By:  Hartman Income REIT Management, Inc., a Texas corporation, its manager

By:

Name: Allen R. Harttnatf"

Title: President

HARTMAN SHORT TERM INCOME

PROPERTIES XX, INC., a Maryland corporation